COVID-19 UPDATE September 15, 2020 REIMAGINING NOW. TO CREATE WHAT’S NEXT. This document is not an offer to sell or solicitation of an offer to buy any securities. Any offers to sell or solicitations to buy securities shall be made by means of a prospectus approved for that purpose.

Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. You should not rely on forward-looking statements as predictions of future events. Forward-looking statements involve numerous risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward6-looking statement made by us. These risks and uncertainties include, but are not limited to: uncertainties regarding the impact% of of th ABRe COVID-19 pandemic, and restrictions intended to prevent its spread on our business and the economy generally; adverse economic and real estate developments in Northern and Southern California, the Pacific Northwest and Western Canada; decreased rental rates or increased tenant incentives and vacancy rates; defaults on, early terminations of, or non-renewal of leases by tenants; increased interest rates and operating costs; failure to generate sufficient cash flows to service our outstanding indebtedness; difficulties in identifying properties to acquire and completing acquisitions; failure to successfully integrate pending and recent acquisitions; failure to successfully operate acquired properties and operations; failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended; possible adverse changes in laws and regulations; environmental uncertainties; risks related to natural disasters; lack or insufficient amount of insurance; inability to successfully expand into new markets or submarkets; risks associated with property development; conflicts of interest with our officers; changes in real estate and zoning laws and increases in real property tax rates; and the consequences of any possible future terrorist attacks. These factors are not exhaustive. For a discussion of important risks related to Hudson Pacific Properties, Inc.’s business and an investment in its securities, including risks that% could of ABR cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Hudson Pacific Properties, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, and other risks described in documents subsequently filed by Hudson Pacific Properties, Inc. from time to time with the SEC. 21 % of ABR In response to the evolving COVID-19 pandemic, this presentation provides updates since the Company’s most recent earnings call on July 30, 2020 regarding certain aspects of its business, including rent collections, liquidity, and procedures related to building operations and tenant repopulation. Unless otherwise noted, the information herein is as of September 15, 2020, and the Company does not undertake any obligation to provide further updates. 2

High-Quality Office & Studio Tenants Remain Resilient Collections from both office and studio tenants trending higher in 3Q 2020 Storefront and amenity retail continues to struggle 2Q20 Rent Collection by Type % of ABR (As of 9/10/20) Total Office Studio Retail Collected 94% 96% 94% 44% Deferred 3% 2% 3% 9% Abated 1% 1% 4% 2% In Discussion 2% 1% 0% 45% % of ABR 21 July & August 2020 Rent Collection by Type % of ABR (As of 9/10/20) Total Office Studio Retail Collected 95% 97% 97% 36% Deferred 1% 0% 3% 3% Abated 1% 1% 0% 3% In Discussion 4% 2% 0% 58% 3

Co-Working & Small Tenants (<6K SF) Drive Uncollected Rents April – August Rent Collections by Size (As of 9/10/20) 6 15 Largest Tenants (Avg. 380K SF) % of ABR 40% of April – August rents 22% of uncollected 0% of uncollected, adjusted for co-working 50 Largest Tenants (Avg. 160K SF) 60% of April – August rents 37% of uncollected % of ABR 21 3% of uncollected, adjusted for co-working All Other Tenants (Avg. 6K SF) 40% of April – August rents 63% of uncollected 97% of uncollected, adjusted for co-working 4

Reintegration Strategy In Place & Working

Focusing on innovation—what's next

Regulatory Compliance
+ Daily monitoring of local, state, national authorities
+ Regular briefings on key rulings or changes

Communications
+ Clear, consistent signage across portfolio
+ Frequent digital messaging via email and new app

Operational Changes
+ Portfolio-wide standard operating procedures
+ Validated internally, led by independent parties

Case Responses
+ Standardized efficient protocol for case response
+ Commitment to notify and clean as appropriate

Capital Improvements
+ Key upgrades to HVAC and "high-touch" areas
+ Focus on safe air quality and touchless experience

Innovation
+ Exploring "COVID-safe" certifications (WELL, Fitwel)
+ Piloting various proptech across the portfolio

Touchless Experience: Mobile access / visitor management

Safety Monitoring: IAQ sensors, occupancy monitors

Digital Engagements: Virtual events and community building

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Office & Studio Tenant Repopulation Underway

Office tenants taking varied approaches, but returning to the office
Studio tenants resuming production—expect 100% physical occupancy by year end

Office Physical Occupancy by Market

+ Los Angeles ~5-10%
+ Bay Area ~5-10%
+ Seattle ~5-10%
+ Vancouver ~20%

Netflix expecting partial repopulation of offices in Sept. 2020. **Google, Square, Twilio** WFH until summer 2021. **Amazon** WFH until 2021 in Seattle but returning to Vancouver in Sept./Oct. 2020. **SFMTA** running 24/7 throughout. **Shopify** converting Vancouver office space to meeting rooms and recruiting space.

Studio Stages in Production

+ 21 of 36 stages prepping by EO Sept. 2020
+ 14 of 36 stages shooting by EO Sept. 2020

Some tenants, like **KTLA** running 24/7 throughout. Expect 100% of shoots, including **CBS, ABC, Netflix, Disney**, to be underway by year-end. Customizing reintegration strategy to accommodate unique needs associated with production, including more creative use of outdoor space, new onsite testing programs, studio-specific proptech solutions.

HUDSON PACIFIC PROPERTIES

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Financial Position Further Fortified Through Blackstone JV Liquidity, key debt metrics improved, while maintaining a predominantly unsecured / fixed-rate debt strategy 6 % of ABR 2Q 2020 September 2020 Net Debt / Market Capitalization(1) 43.3% 35.0% Net Debt + Preferred(1) / Adjusted EBITDAre(1) (Annualized) 7.0x 6.4x Next Maturity / Weighted Avg. Remaining Term 3Q20 / 5.6 Years 1Q22 / 6.3 Years Cash $45.1 % of ABR $352.7 Revolving Credit Facility 600.0 600.0 One Westside Construction Loan 380.8 380.8 Revolving Sunset21 Bronston / ICON / CUE Facility 229.9 0.0 Total Liquidity% (in of ABR Millions) $1,255.8 $1,333.5 % Unsecured Debt 85.6% 72.8% % Fixed Rate Debt 89.3% 82.2% 1) See definitions and reconciliations starting on p. 8. 7

Definitions ADJUSTED EBITDAre Adjusted EBITDAre represents net income (loss) before interest, income taxes, depreciation and amortization, and before our share interest and depreciation from the unconsolidated real estate entity and further adjusted to eliminate the impact of certain non-cash items and items that we do not consider indicative of our ongoing performance. We believe that Adjusted EBITDAre is useful because it allows investors and management to evaluate and compare our performance from period to period in a meaningful and consistent manner, in addition to standard financial measurements under GAAP. Adjusted EBITDAre is not a measurement of financial performance under GAAP and should not be considered as an alternative to income attributable to common shareholders, as an indicator of operating performance or any measure of performance derived in accordance with GAAP. Our calculation of Adjusted EBITDAre may be different from the calculation used by other companies and, accordingly, comparability may be limited. COMPANY’S SHARE Non-GAAP financial measures calculated as the consolidated amount, in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests). Management believes that presenting the “Company’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting the Company’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures. COMPANY’S SHARE OF DEBT Similar to Consolidated Debt except it includes the Company’s Share of unconsolidated joint venture debt and excludes partner’s share of consolidated joint venture partner debt. COMPANY’S SHARE OF MARKET CAPITALIZATION Similar to Consolidated Market Capitalization except it includes the Company’s Share of Debt. 8

Definitions (cont.) CONSOLIDATED DEBT Equal to the sum of (i) Unsecured and Secured Debt and (ii) series A preferred units. CONSOLIDATED MARKET CAPITALIZATION Equal to the sum of (i) Unsecured and Secured Debt, (ii) series A preferred units and (iii) common equity capitalization. Common equity capitalization represents the total Shares of Common Stock/Units Outstanding at End of Period multiplied by the closing price at quarter end. CONSOLIDATED UNSECURED AND SECURED DEBT Excludes in-substance defeased debt related to our Hudson Pacific/Macerich joint venture and unamortized deferred financing costs and unamortized loan discounts/premiums related to our registered senior debt. The full amount of debt related to the Hill7 joint venture are included. CONSOLIDATED DEBT, NET Similar to Consolidated debt, less consolidated cash and cash equivalents. COMPANY’S SHARE OF DEBT, NET Similar to Company’s Share of Debt, except it includes the Company’s Share of unconsolidated joint venture cash and cash equivalents and excludes partner’s share of consolidated joint venture cash and cash equivalents. SHARES OF COMMON STOCK/UNITS OUTSTANDING AT END OF PERIOD Represents shares of common stock (including unvested restricted shares), OP units outstanding and an estimate for our dilutive Outperformance Programs (“OPPs,” or individually, “OPP”), including stock grants under our 2018 OPP and 2019 OPP and 2020 PSU Plan (collectively, the “Dilutive Shares”). 9

Reconciliation of Consolidated Debt, Net to Adjusted EBITDAre(1) (Annualized) Unaudited, in thousands Three Months Ended 6 Quarter To Date June 30, 2020 % of ABR Net income (loss) $ 7,011 Interest income—Consolidated (1,048) Interest expense—Consolidated 27,930 Depreciation and amortization—Consolidated 73,516 EBITDA $ 107,409 Unconsolidated real estate entity depreciation and amortization 1,355 Unconsolidated real estate entity interest expense 630 EBITDAre $ 109,394 Unrealized loss on non-real estate investment 2,267 Other (income) expense (716) % of ABR Transaction-related expenses 157 Non-cash compensation expense 4,723 21 Straight-line rent receivables, net (12,062) % of ABR Non-cash amortization of below-market rents, net (2,464) Non-cash amortization of below-market ground rents, net 588 Amortization of lease incentive costs 499 Adjusted EBITDAre $ 102,386 Studio cash NOI (5,686) Office property adjusted EBITDAre $ 96,700 x Annualization factor 4 Annualized office property adjusted EBITDAre $ 386,800 Trailing 12-mo studio cash NOI 34,943 Adjusted EBITDAre (Annualized) $ 421,743 1) See definitions starting on p. 8. 10

Reconciliation of Consolidated Debt, Net to Adjusted EBITDAre(1) (Annualized) (cont.) Unaudited, in thousands 6 Three Months Ended % of ABR June 30, 2020 Actual Proforma Total Consolidated unsecured and secured debt(1) $ 2,998,350 $ 3,046,579 Less: Consolidated cash and cash equivalents (45,052) (352,680) Consolidated debt, net(1) $ 2,953,298 $ 2,693,899 Adjusted EBITDAre (annualized) / Consolidated debt, net 7.0x 6.4x % of ABR 21 % of ABR 1) See definitions starting on p. 8. 11

Reconciliation of Consolidated Unsecured and Secured Debt Proforma Unaudited, in thousands Total Consolidated unsecured and secured debt as of June 30, 2020 (1) $ 2,998,350 6 Less repayment of: % of ABR Unsecured revolving credit facility (200,000) Unsecured Term loan B (350,000) Unsecured Term loan D (125,000) Debt attributable to Met Park North (64,500) Debt attributable to Revolving Sunset Bronson Studios/ICON/CUE facility (5,001) $ 2,253,849 New Joint Venture Debt 792,730 Total Consolidated unsecured and secured debt Proforma $ 3,046,579 % of ABR 21 % of ABR 1) See definitions starting on p. 8. 12

Reconciliation of Company's Share of Debt, Net / Company's Share of Market Capitalization Unaudited, in thousands Aggregate Principal 6 Amount or $% of ABR Shares / Units Equivalent Total Consolidated unsecured and secured debt Proforma(1) $ 3,046,579 Add: Series A preferred units 392,598 9,815 Add: Company’s share of unconsolidated real estate entity debt 93,136 Less: Partner’s share of consolidated debt (494,908) Company’s share of debt(1) $ 2,654,622 Less: Cash and cash equivalents(2) (352,680) (3) Less: Company’s share of unconsolidated real estate entity cash and cash equivalents (3,304) (3) Add: Partner’s share of cash and cash equivalents % 10,450 of ABR Company’s share of debt, net(1) $ 2,309,088 Equity Common21 Stock 153,319,333 $ 3,857,514 Operating% of PartnershipABR Units 911,858 22,942 Restricted Stock Units 1,006,905 25,334 Dilutive Shares(1) 1,333,408 33,549 Total Equity 156,571,504 $ 3,939,339 (4) Company's Share of Market Capitalization $ 6,593,961 Company's Share of Debt, Net / Company's Company's Share of Market Capitalization 35.0% 1) See definitions starting on p. 8. 2) Amount is calculated based on the outside partner’s percentage ownership interest in the consolidated joint venture entities. 3) Amount is calculated based on our percentage ownership interest in our unconsolidated joint venture entity. The amounts reflected have been converted from CAD to USD using the foreign currency exchange rate as of June 30, 2020. 4) Amount is calculated based on June 30, 2020 closing price at $25.16 per share of common stock. 13

Contact: Laura Campbell SVP, Investor Relations & Marketing (310) 622-1702 lcampbell@hudsonppi.com